Exhibit 10.24

Credit Letter reference number: P/13581/11

Date: March 23, 2011

Shenzhen Sanjun Power Industries Co., Ltd.

2, 3 & 4/F, 2 Huawang Road, Dalang Sub-district, Bao’an District, Shenzhen

To whom it may concern,

Bank credit line: Shenzhen Sanjun Power Industries Co., Ltd. (“Borrower”)

We (“Lender” / “Bank”) are glad to notify that we agree to grant you following bank credit line (“credit line”) in accordance with the articles and conditions hereof.

Borrower/ “Client”: Shenzhen Sanjun Power Industries Co., Ltd. Refer to Attached Form I for further details.

Category, limit amount and interest rate of credit line:

(If the use of credit line involves in different currencies, for purpose of calculating limit amount of credit line, it is subject to rate of exchange to be determined by lender from time to time)

Receivable financing (factoring) and payable financing (recycling)

Total credit line: RMB 10,000,000.- Yuan

i) Receivable financing - RMB 10,000,000.- Yuan

Loan purpose: priority is given to repay payable financing loan balance of borrower at lender, and receivable discount financing to borrower.

Credit nature: disclosed and have recourse

Granting loan: when withdrawing loan, borrower shall submit all documents related to receivables, as required by lender, including but not limited to:

1)   Original VAT invoices for relevant receivables, delivery slips attached with buyer’s collection certificate/orders/photocopies of purchase contracts (true photocopies to be certified by borrower);

2)   Invoice title is the company approved by lender;

3)   Invoice transfer notice sent to buyer, requiring debtor to pay to the account opened by borrower at lender.

The aforesaid documents shall be satisfactory to and accepted by lender in terms of content and form, and the debtors under receivables are subject to approval of lender.

Prepayment percentage: 80%

Maximum financing period: max. 165 days since invoice day.

Discount charging: to be charged at 130% of legal loan rate of corresponding level publicized by People’s Bank of China.
Account management fee: to be charged according to 0.125% of invoice amount.

Default interest: to be charged in accordance with provisions of General Terms attached hereto.

ii) Payables financing - RMB 5,000,000.- Yuan

Loan purpose: purchasing raw materials

Granting loan: when withdrawing loan, borrower shall submit all documents related to receivables, as required by lender, including but not limited to original VAT invoices, photocopies of sales contract/order/transport slip (true photocopies to be certified by borrower), satisfactory to and accepted by lender in terms of content and form.

Financing period: maximum financing period for each invoice is 90 days, minus:

1)   Supplier’s account sale period (if any); and

2)   Past period since due date, if paying to supplier after due date.

Interest rate: to be charged at 130% of legal loan rate of corresponding level publicized by People’s Bank of China.

Commission: to be charged according to 0.125% of invoice amount.

Purpose: the loan purpose must comply with national laws, statutes and provisions of supervisory authorities. Lender is entitled to independently review borrower’s use of credit capitals and payment application, require borrower to offer relevant documents certifying the use of credit capitals and payment, and check the use of credit capitals and payment in any ways proper, at its own discretion, but lender is not obligated to check if the loans borrowed by borrower or the credit line are used for purposes hereunder.

Preconditions: unless otherwise agreed by lender, the credit line can only be applied for after borrower meeting the preconditions listed in Attached Form II satisfactory to lender in terms of content and form.

Withdrawal/credit line use: borrower shall, before 10:00 a.m. at the business day three days before the estimated withdrawal day/credit line, submit properly signed withdrawal notice or credit line application (to be decided) and transaction certificates related to withdrawal, including but not limited to transaction contract, proof and invoice. The borrower shall ensure the transaction principals, signatures and seals stated in transaction documents comply with loan use requirements. For withdrawals involving independent payment, borrower shall provide lender with expected use plan of withdrawn amount, including expected payment transaction object, payment amount and purpose, or other contents or forms to be accepted by lender.

Lender shall use the loan strictly in accordance with this letter, and obey management of lender on credit capital payment. Under one of following circumstances, lender entrustment payment shall be adopted to pay credit capital to borrower’s transaction object via borrower’s account after lender approving borrower’s payment application:

a)	Credit capital payment under transaction financing of accounts payable;
b)	Other circumstances recognized by lender.

Without violating laws, statutes or loan management regulations, borrower and lender can negotiate about adjusting the standard of lender entrustment payment.

Borrower shall not avoid lender entrustment payment by means of fabrication or breaking up the whole into parts. Under lender entrustment payment, where capitals fail to be paid timely or accurately due to wrong or unclear information offered by borrower or frozen account, lender shall not be held responsible.

Commitments: a) borrower shall submit its latest financial statements to lender ASAP, but borrower will submit, within six months after each fiscal year, the audited consolidated (if applicable) financial statements of that fiscal year as well as reports of board of directors and auditors.

b) Except for guarantee under loan documents, without prior approval from lender, borrower shall not pledge its accounts receivable to the third party;

c) The amount of accounts receivable settled by borrower via lender shall not be less than RMB 30,000,000.- Yuan in each quarter;

d) Borrower shall immediately notify lender of any incidents which may affect borrower/guarantor’s ability of performing its obligations under loan documents, including but not limited to incidents which may affect borrower’s financial and/or operation status.

e) Borrower shall designate a special capital recovery account, and timely provide lender with the account transaction status; lender is entitled to decide to recover all or partial loan in advance based on capital recovery status of borrower.

Uncommitted credit line: without notifying borrower, lender is entitled to change, terminate, recover or cancel all or any part of credit line, and/or require borrower to repay debts due or offer satisfactory guarantee for debts outstanding (including actual or contingent debts outstanding). Lender is entitled to review credit line again, and renew the credit line; after the review, lender can (but not obligated to) issue notice of renewal to borrower and/or any guarantor. However, under any circumstance, the issuance of such notice of renewal or not shall not affect lender’s any rights, benefits or reliefs under any loan documents.

Compensation for breach: where borrower fails to perform obligations according to loan document or the performance does not comply with provisions, causing lender to suffer any loss or damage, borrower shall compensate lender for such losses, and the compensation amount shall equal to loss suffered by lender due to breach of borrower.

Law application and jurisdiction: Laws of People’s Republic of China (“China”) shall apply to this Letter and its interpretation. Both borrower and lender shall accept non-exclusive jurisdiction of Chinese courts over any disputes under or related to this Letter. If a litigation is lodged to Chinese court for any disputes under or related to this Letter, it is subject to non-exclusive jurisdiction of the court in the place of lender. However, for any disputes under transaction amount of financial derivative products of RMB and/or foreign exchange, bank and client agree to submit the disputes to CIETAC Shanghai in accordance with currently effective Financial Dispute Arbitration Rule of CIETAC to settle through arbitration. The arbitration tribunal is composed of three arbitrators; the arbitration award is final and binding upon both parties.

The aforesaid provisions do not exclude lender’s rights of raising claims or applying for forced execution to other dispute settlement authority (no matter in one or more judicial areas) with jurisdiction over this Letter.

Applicable version: this Letter is drafted and signed in Chinese.

Effectiveness: Where borrower signs and returns this Letter within one month after issuing it, it is effective when it is signed and returned by borrower. Where borrower fails to sign and return this Letter within one month after issuing it, it will be invalid, except lender expresses its consent by means of approving borrower to withdraw/use credit line.

All attached forms hereto, General Terms and its revision or supplements from time to time shall be integral parts hereof. Where there is any discrepancy between General Terms and this Letter, this Letter shall prevail.

All documents returned by borrower shall state that the addressee is Mr. Weng Riming (“Client Manager”). For any doubts, borrower can contact Client Manager at (86-755) 2223 1035.

Lender: DBS Bank (China) Limited Shenzhen Branch

Special contract seal

Authorized signatory

Borrower hereby confirms that lender has reminded borrower of all articles and conditions related to its rights and obligations in this Letter, all attached forms hereto and General Terms, and has explained these articles and conditions as per requirements from borrower. Borrower has received, understood and agreed with these articles and conditions, and has agreed to be bound by these articles and conditions.

Borrower: Shenzhen Sanjun Power Industries Co., Ltd.

Official seal

Authorized signatory

Name:

Date of signing and returning this Letter: March 28, 2011

Remark: this Letter does not constitute lender’s commitments of granting loan and/or financing to borrower, nor does it constitute a certificate that borrower is entitled to obtain loan and/or financing. The withdrawal and/or credit line use application hereunder shall be raised one by one after signing this Letter, subject to review of lender.

DBS Bank (China) Limited Shenzhen Branch

18/F & 29/F China Resources Building, the Mixc 229#, 5001

Shennan Dong Road, Luohu District, Shenzhen

Shenzhen, PRC. Postal code 518001

Tel: + 86 755 22231000       Fax: + 86 755 82690890

SWIFT  D BSSCNSHSZN                www.dbs.com

Shenzhen Sanjun Power Industries Co., Ltd.	Lender reference number: P/13581/11

Attached Form I

Detailed Information of Borrower

Borrower	Shenzhen Sanjun Power Industries Co., Ltd.
Address	2, 3 & 4/F, 2 Huawang Road, Dalang Sub-district, Bao’an District, Shenzhen
Tel
Fax

Shenzhen Sanjun Power Industries Co., Ltd.	Lender reference number: P/13581/11

Attached Form II

Preconditions

1.	(i) Receivables pledge contract properly signed by borrower;

(ii) Receivables pledge registration agreement properly signed by borrower;

(iii) Receivables pledge registration formalities have been completed, and lender has obtained receivables pledge registration certificate.

2.	Guarantee contracts for all debts under guaranteed loan documents properly signed by Wu Henian, Wang Zongfu and Huang Junbiao (“Domestic Individual Guarantors”).

3.	(i) Factoring agreement properly signed by borrower;

(ii) Receivables registration agreement properly signed by borrower;

(iii) Receivables registration formalities have been completed, and lender has obtained receivables registration certificate.

4.	Borrower’s corporate legal person business license (original and photocopy) and certified true photocopy of approval certificate.

5.	The certified true photocopies of borrower’s latest Articles of Association and its revisions.

6.	The certified true photocopies of borrower’s organizational institution code certificate.

7.	The certified photocopies of capital verification report issued by CPA, certifying borrower has paid up registered capitals (if applicable).

8.	List of borrower’s executive directors bearing official seal of borrower.

9.	Originals of borrower’s resolutions of executive directors or abstracts about agreeing with signing this Letter and relevant documents, and signature specimen of authorized signatory.

10.	The certified true photocopies of identity certificates of all authorized signatories mentioned in borrower’s resolutions of executive directors or abstracts.

11.	Number and password of effective loan cards of borrower and guarantor (including corporate and personal guarantors). Guarantor will only be deemed meeting requirements of offering guarantee after providing effective loan card in accordance with prevailing statutes.

12.	Borrower has paid loan commission and other expenses to be paid to lender and/or offered the certificates showing it has paid relevant expenses.

13.	Photocopies of identity certificate of domestic individual guarantor.

14.	Withdrawal notice properly signed by borrower satisfactory to lender in content and form.

15.	The certified true photocopies of all approvals, permissions or certificates required by its business, obtained by borrower in accordance with environmental protection laws, statutes and regulations.

16.	Borrower has opened account at lender for purpose of granting and paying loan (except that lender agrees with not opening).

17.	All documents and/or other requirements required for complying with client accepting policies or similar regulations concluded by supervisory organ and/or lender.

18.	Other documents, items or proofs required by lender, including approval, registration and/or filing certificates related to loan document and any credit line, as well as relevant legal opinions.

Shenzhen Sanjun Power Industries Co., Ltd.	Lender reference number: P/13581/11

Attached Form III

Credit Line Commission and Other Expenses

Lender is entitled to charge credit line commission and other relevant expenses, including but not limited to loan renewal commission (including withdrawal and renewal), in accordance with standard rate stipulated by lender from time to time, except otherwise agreed by lender or stipulated by letter of credit.

Setup fee

RMB 50,000.- Yuan

Annual review fee

Borrower shall pay to lender the annual review fee at the confirmed review day each year when lender conducts credit line review.

Shenzhen Sanjun Power Industries Co., Ltd.	Lender reference number: P/13581/11

Withdrawal Notice Format

To: DBS Bank (China) Limited Shenzhen Branch

In accordance with Letter of Credit Line (including its revision, supplement and modification) signed by your bank and this company, this company irrevocably issues notice to your bank about withdrawing credit line according to following terms:

1.	Relevant credit line: _______________________________________;
2.	Withdrawal amount: ________________;
3.	Expected withdrawal date: __________;
4.	Withdrawal purpose: ________________________________________;
5.	Financing period: ________________________________________;
6.	Attached documents: following documents will be submitted together with this Notice;
7.	Means of payment: your bank is authorized to transfer aforesaid funds to following account of this company:

Account name: ___________________________

A/C No.: ________________________________

Opening bank: ___________________________

Entrusted payment (if applicable): your bank is authorized to pay aforesaid loan capitals through aforesaid account of this company, and payee’s account is as follows (if involving more than one entrusted payment, list of entrusted payment shall be attached separately and submitted together with this Notice after affixing perforated seal):

Account name: ___________________________

A/C No.: ________________________________

Opening bank: ___________________________

8.	This company hereby confirms that:
(i)	The preconditions stipulated by letter of credit line are fully completed;
(ii)	Each commitment, statement or guarantee stipulated by letter of credit line, the circumstances and facts existing in the day when this Notice is issued, are true, accurate and complete; furthermore, each commitment, statement or guarantee, and circumstances and facts existing in the day of expected withdrawal day above, will be true, accurate and complete.
(iii)	In the day when this Notice is issued, there was no incident of requiring repayment of credit line; this company further declares that there will be no incident of requiring repayment of credit line in the day of expected withdrawal day above.

Borrower: Shenzhen Sanjun Power Industries Co., Ltd.

(seal)

_______________________________________

Authorized signatory

Name: ________

Date: ________